Exhibit 99.3

If you would like to reduce the costs incurred by our company in mailing proxy materials, the instructions above to vote using the Internet and, when prompted, indicate that you Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR proposals 1 and 2. 1Approval of the Issuance of Shares of Pacific Premier Common Stock. To approve the issuance of shares of Pacific Premier common stock to the shareholders of Opus Bank pursuant to an Agreement and Plan of Reorganization, dated as of January 31, 2020, by and among Pacific Premier, Pacific Premier Bank and Opus Bank pursuant to which Opus Bank will merge with and into Pacific Premier Bank, with Pacific Premier Bank as the surviving institution. 2Adjournment. To adjourn the Pacific Premier special meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Pacific Premier special meeting to approve the issuance of shares of Pacific Premier common stock in connection with the merger. For 0 Against 0 Abstain 0 0 0 0 NOTE: THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. John Sample attorney, executor, administrator, or other fiduciary, please give full ANY CITY, ON A1A 1A1 partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000454330_1 R1.0.1.18 Please sign exactly as your name(s) appear(s) hereon. When signing as title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 1234 ANYWHERE STREET SHARES CUSIP # JOB #SEQUENCE # VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/04/2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 on 05/04/2020. Have your proxy card in hand when you call and then follow the instructions. John Sample 234567VOTE BY MAIL 1234567 1234567NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPA N Y NAME INC. - 401 K CONTROL #  SHARES123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE1 OF 2 PACIFIC PREMIER BANCORP, INC. ATTN: CORPORATE SECRETARY 17901 VON KARMAN AVEUNE SUITE 200 IRVINE, CA 92614 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 234567 234567 234567 234567

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com PACIFIC PREMIER BANCORP, INC. Special Meeting of Shareholders May 5, 2020 9:00 AM This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) (Appointee) and (Appointee), or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of PACIFIC PREMIER BANCORP, INC. ("Pacific Premier") that the shareholder(s) is/are entitled to vote at the Special Meeting of shareholder(s) to be held at 9:00 AM, PDT on May 5, 2020, at the 17901 Von Karman Avenue, Suite 200, Irvine, California 92614, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" Items 1 and 2, which is in accordance with the Board of Directors' recommendations. No other business may be brought before the Special Meeting. The undersigned acknowledges receipt from Pacific Premier prior to the execution of this proxy of a Notice of Special Meeting of Shareholders and of a Joint Proxy Statement/Prospected dated April 6, 2020. Continued and to be signed on reverse side 0000454330_2 R1.0.1.18